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                       [7 SOLID BOXES CENTERED HERE]
                    ------------------------------------
                              VARIABLE ANNUITY
                    ------------------------------------
                          and LB SERIES FUND, INC.
                    ------------------------------------
                               [ARTWORK HERE]


                               Prospectuses
                              April 28, 1995


                               [LOGO HERE]

Variable Annuities:
Providing tax-deferred

growth for your retirement plan

Lutheran Brotherhood Variable Insurance Products Company's (LBVIP) Variable Annuity, also known as Flexible Premium Deferred Variable Annuity, offers investors a number of advantages. Here's how you benefit:

* Tax deferral increases your income at retirement. In a tax-deferred annuity, all of your interest, dividends and capital gains are reinvested and remain untaxed until withdrawal are made from the plan. Because it's tax deferred, you build a larger retirement nest egg which means more income when you retire.

* You decide how your annuity is invested. Variable annuities are different from traditional annuities in that you decide the investment mix of your annuity's accumulated value. You select from a variety of investment choices based on your objectives. If your objectives change, you have the flexibility and control to redirect your investments.

* Performance potential helps you beat inflation. While your retirement plan may appear to cover future needs at first glance, it might not be adequate years down the road. The increased cost of living -- inflation -- can eat away at your retirement nest egg.

The stock and bond investments available through LBVIP's Variable Annuity provide investors with the opportunity to beat inflation. While there are risks associated with investing, many choose to invest in stocks and bonds for potentially higher returns.

LBVIP's Variable Annuity offers tax-deferred earnings, a hedge against inflation, and a variety of investment options, all in a single retirement product.

Five options to help you meet your retirement goals

LBVIP's Variable Annuity offers four subaccounts that invest in LB Series Fund, Inc. and a fixed account:

Growth Subaccount. This subaccount invests in the Growth Portfolio. Its objective is to seek long-term growth of capital by investing primarily in common stocks of established corporations.

High Yield Subaccount. This subaccount invests in the High Yield Portfolio. Its objective is to seek high current income and growth of capital by investing primarily in high-yielding (junk) corporate bonds.

Income Subaccount. This subaccount invests in the Income Portfolio. Its objective is to seek a high level of income while preserving principal by investing primarily in intermediate- to long-term bonds.

Money Market Subaccount. This subaccount invests in the Money Market Portfolio.** Its objective is to seek current income with stability of principal by investing in high-quality, short-term debt securities.

Fixed Account. The Fixed Account is part of the general account of LBVIP and provides guaranteed safety of principal. (These guarantees are based on the financial strength of LBVIP.)

**Investments in this portfolio are not insured or guaranteed by the U.S. government. There are no assurances the portfolio will maintain a stable net asset value of $1.

The Importance of the Prospectus

The purpose of the prospectus is to provide meaningful information about LBVIP's Variable Annuity. A prospectus must be given before you can invest, and updated prospectuses are sent to all existing contract owners on an annual basis.

Please refer to the Table of Contents for more information about this booklet. You're encouraged to review this prospectus and file it for future reference.

This page does not constitute part of the prospectuses.

                        [6 SOLID BOXES CENTERED HERE]

                                PROSPECTUS
                  ------------------------------------

                  INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                       VARIABLE ANNUITY CONTRACT
                               Issued By
                          LUTHERAN BROTHERHOOD
                   VARIABLE INSURANCE PRODUCTS COMPANY

  625 Fourth Avenue South * Minneapolis, Minnesota 55415 * (612) 339-8091
                  ------------------------------------


This Prospectus describes an individual flexible premium deferred variable annuity contract (the "Contract") being offered by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), a stock life insurance company that is an indirect subsidiary of Lutheran Brotherhood. LBVIP is offering the Contract only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

The Contract Owner may elect to have premiums accumulate on a variable basis and/or on a fixed basis. Premiums may be allocated, as designated by the Contract Owner, to one or more Subaccounts of LBVIP Variable Annuity Account I (the "Variable Account"), a separate account of LBVIP, and/or to the Fixed Account (which is the general account of LBVIP, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the four Portfolios of the Fund -
- the Growth Portfolio, the High Yield Portfolio, the Income Portfolio and the Money Market Portfolio. Additional Subaccounts (together with the related additional Portfolios of the Fund) may be added in the future. The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolio whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP.

This Prospectus describes only the elements of the Contract pertaining to the Variable Account except where reference to the Fixed Account of the Contract is specifically made.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
        SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
             THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
          REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                  ----------------------------------

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of LB Series Fund, Inc.

                 ----------------------------------

           The date of this Prospectus is April 28, 1995.


[Continued from cover page]

On the date LBVIP approves the Contract Owner's application, the initial premium (after deduction of any required premium taxes) and any interest accumulations accrued during the underwriting period will be allocated among the Subaccount(s) and the Fixed Account according to the Contract Owner's instructions. See "THE CONTRACTS--Allocation of Premiums." Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP.

Additional information about the Contract, LBVIP and the Variable Account, contained in a Statement of Additional Information dated April 28, 1995, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to Lutheran Brotherhood Variable Insurance Products Company, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Statement of Additional Information relating to the Contract having the same date as this Prospectus is incorporated by reference in this Prospectus. The Table of Contents for the Statement of Additional Information may be found on page 34 of this Prospectus. Information about the Fixed Account may be found in the Appendix to this Prospectus.


                            TABLE OF CONTENTS
                                                                       Page
DEFINITIONS                                                               4
SUMMARY FEE TABLE                                                         6
SUMMARY                                                                   7
LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND
THE FUND                                                                 11
  LBVIP and Lutheran Brotherhood                                         11
  The Variable Account                                                   12
  LB Series Fund, Inc.                                                   12
  Addition, Deletion or Substitution of Investments                      14
THE CONTRACTS                                                            14
  Issuance of a Contract                                                 14
  Free Look Period                                                       15
  Allocation of Premium                                                  15
  Accumulated Value; Accumulation Units and Accumulation Unit Value      16
  Death Benefit Before the Maturity Date                                 17
  Death Benefit After the Maturity Date                                  18
  Surrender (Redemption)                                                 18
  Transfers                                                              19
  Telephone Transfers                                                    19
  Special Transfer Service -- Dollar Cost Averaging                      20
  Assignments                                                            20
  Contract Owner, Beneficiaries and Annuitants                           20
CHARGES AND DEDUCTIONS                                                   21
  Surrender Charge (Contingent Deferred Sales Charge)                    21
  Administrative Charge                                                  22
  Mortality and Expense Risk Charge                                      22
  Investment Advisory Fee of the Fund                                    23
  Premium Taxes                                                          23
  Other Taxes                                                            23
  Sufficiency of Charges                                                 23
ANNUITY PROVISIONS                                                       24
  Maturity Date                                                          24
  Settlement Options                                                     24
  Frequency and Amount of Annuity Payments                               25
  Subaccount Annuity Unit Value                                          26
  Assumed Investment Rate                                                26
GENERAL PROVISIONS                                                       26
  Postponement of Payments                                               26
  Date of Receipt                                                        26
  Reports to Contract Owners                                             26
  Contract Inquiries                                                     27
FEDERAL TAX STATUS                                                       27
  Introduction                                                           27
  LBVIP's Tax Status                                                     27
  Taxation of Annuities in General                                       27
  Qualified Plans                                                        28
  1035 Exchanges                                                         30
  Diversification Requirements                                           30
  Withholding                                                            30
  Other Considerations                                                   31
EMPLOYMENT-RELATED BENEFIT PLANS                                         31
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS                             31
VOTING RIGHTS                                                            31
SALES AND OTHER AGREEMENTS                                               32
LEGAL PROCEEDINGS                                                        33
LEGAL MATTERS                                                            33
FINANCIAL STATEMENTS AND EXPERTS                                         33
FURTHER INFORMATION                                                      33
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    34
ORDER FORM                                                               34
APPENDIX -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT                   35


                                DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time prior to and including the Maturity Date. A Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any amount of value in the Fixed Account, any premiums paid, any surrenders, and any charges assessed in connection with the Contract.

Accumulation Unit. A unit of measure by which the value of the Contract's interest in each Subaccount is determined.

Accumulation Unit Value. The value of each Accumulation Unit representing the Contract's interest in each Subaccount.

Annuitant. The person named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Annuity Unit Value. The value of each Annuity Unit.

Beneficiary. The person named by the Contract Owner to receive the Contract's death benefit.

Contract. The individual flexible premium deferred variable annuity contract offered by LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date on which the application and the first premium are received by LBVIP at its Home Office.

Fixed Account. The Fixed Account is the general account of LBVIP, which consists of all assets of LBVIP other than those allocated to a separate account of LBVIP. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 4.0%) declared by LBVIP at least annually. Amounts accumulated in the Fixed Account are guaranteed by LBVIP. (See Appendix.)

Fund. LB Series Fund, Inc., which is described in the accompanying Prospectus.

Home Office. LBVIP's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LBVIP shall specify in a notice to the Contract Owner.

LBSC. Lutheran Brotherhood Securities Corp., which is an indirect subsidiary of Lutheran Brotherhood and which acts as the principal underwriter of the Contracts.

LBVIP. Lutheran Brotherhood Variable Insurance Products Company, which is an indirect subsidiary of Lutheran Brotherhood and which is the issuer of the Contracts.

LBVIP Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of LBSC.

Lutheran Brotherhood ("LB"). A fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members, and which acts as the investment adviser to the Fund.

Maturity Date. The date on which the annuity payments are to start as selected by the Contract Owner, which date must be a Contract Anniversary at least three years after the Date of Issue.

Minimum Death Benefit Date. For purposes of calculating the amount of the death benefit before the Maturity Date, the first such date is the Date of Issue of the Contract. Thereafter, such date occurs every six years on the Contract Anniversary.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan qualified under Section 401, 403, 408 or 457 or similar provisions of the Internal Revenue Code.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund. Currently, there are four Subaccounts: the Growth Subaccount (which invests exclusively in the Growth Portfolio); the High Yield Subaccount (which invests exclusively in the High Yield Portfolio); the Income Subaccount (which invests exclusively in the Income Portfolio); and the Money Market Subaccount (which invests exclusively in the Money Market Portfolio).

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund such that the current net asset value of its shares might be materially affected, in each case excluding July 3 and the day after Thanksgiving.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Annuity Account I, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received by LBVIP at its Home Office.

                           SUMMARY FEE TABLE

The Contract Owner may allocate premiums and transfer Accumulated Value to any one of four Subaccounts -- Growth, High Yield, Income and Money Market -- or to the Fixed Account or to any combination of the Subaccounts and the Fixed Account. The following table shows the various fees and expenses associated with the Contract.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments) 0% Maximum Deferred Sales Load (as a percentage of Excess
  Amount  surrendered)                                                 6% (1)
Exchange Fee                                                               0%
Annual Contract Fee                                                $30.00 (2)

The fees shown below are equally applicable to each Subaccount and so only one table is shown.

Variable Account Annual Expenses
(as a percentage of average daily Accumulated Value or Annuity Unit Value)
Mortality and Expense Risk Fees                                     1.10% (3)
Account Fees and Expenses                                                  0%
Total Variable Account Annual Expenses                                  1.10%


Fund Annual Expenses
(as a percentage of Fund average daily net assets)
Management Fees (Investment Advisory Fees)                          0.40% (4)
Other Expenses After Expense Reimbursement                             0% (5)
Total Fund Annual Expenses                                              0.40%

EXAMPLE (6)

                                        1 year   3 years   5 years   10 years
                                        ------   -------   -------   --------
If you surrender your Contract at the
  end of the applicable time period:
You would pay the following expenses on
  a $1,000 investment, assuming 5%
  annual return on assets                  $71       $88      $104       $181
If you do not surrender your Contract:
You would pay the following expenses on
  a $1,000 investment, assuming 5%
  annual return on assets                  $15       $48       $83       $181
----------

(1) See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)". A surrender charge is deducted only if a full or partial surrender occurs during the first six Contract Years; no surrender charge is deducted for surrenders occurring in Contract Years seven and later. Up to 10% of the Accumulated Value existing at the time the first surrender in a Contract Year is made may be surrendered without charge; only the Excess Amount will be subject to a surrender charge. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year.

(2) See "CHARGES AND DEDUCTIONS--Administrative Charge". A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract's Accumulated Value.

(3) See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Charge".

(4) See "CHARGES AND DEDUCTIONS--Investment Advisory Fee of the Fund".

(5) The amount shown for Fund Annual Expenses does not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LBVIP and its affiliate, LB, have agreed to reimburse the Fund for these operating expenses. For the fiscal year of the Fund ending December 31, 1994, the Fund was reimbursed approximately $2,238,502 for such operating expenses. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND- -LB Series Fund, Inc.".

(6) In this example, the $30 annual administrative charge is approximated as a .02% charge based on LBVIP's average contract size.

The purpose of the table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Fund. Cross-references to the relevant sections of the Prospectus for more complete descriptions of the various costs and expenses have been provided. Premium taxes may be applicable depending on various states' laws.

THE EXAMPLE SHOWING EXPENSES FOR SURRENDERS AT 1, 3, 5 AND 10-YEAR PERIODS SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  SUMMARY

The Contracts

Issuance of a Contract. The Contracts are individual flexible premium deferred variable annuity contracts issued by LBVIP. In order to purchase a Contract, application must be made to LBVIP through a licensed LBVIP Representative, who is also a registered representative of LBSC. The Contracts are offered only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. The Contracts may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

The minimum amount LBVIP will accept as an initial premium is $600 on an annualized basis. For Contracts issued in Texas, the minimum amount LBVIP will accept as an initial premium is $5,000. LBVIP may, however, in its sole discretion, waive such minimum initial premium requirements. Subsequent premiums may be paid under the Contracts, but LBVIP may choose not to accept any subsequent premium if it is less than $50.

Free Look Period. The Contract Owner has the right to return the Contract within 10 days after such Contract Owner receives the Contract. See "THE CONTRACTS--Free Look Period".

Allocation of Premiums. Premiums under the Contract may be allocated to one or more Subaccounts of the Variable Account and to the Fixed Account as designated by the Contract Owner. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Fund--the Growth Portfolio, the High Yield Portfolio, the Income Portfolio or the Money Market Portfolio. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND" and "THE CONTRACTS--Allocation of Premiums". The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolio whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP. (See Appendix.) See "THE CONTRACTS--Accumulated Value; Accumulation Units and Accumulation Unit Value".

On the date LBVIP approves the Contract Owner's application, LBVIP will transfer from the general account the initial premium (after deduction of any required premium taxes) and any interest accrued during the underwriting period among the Subaccount(s) and/or Fixed Account according to the Contract Owner's instructions. See "THE CONTRACTS--Allocation of Premiums." Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP. See "THE CONTRACTS-- Allocation of Premiums".

Surrenders. If a Written Notice from the Contract Owner requesting a surrender is received on or before the Maturity Date, all or part of the Accumulated Value of a Contract will be paid to the Contract Owner after deducting any applicable surrender charge. Partial surrenders must be for at least $500, and may be requested only if the remaining Accumulated Value is not less than $1,000 ($5,000 for Contracts issued in the state of Texas). Under certain circumstances the Contract Owner may make surrenders after the Maturity Date. See "THE CONTRACTS--Surrender (Redemption)".

Transfers. On or before the Maturity Date the Contract Owner may request the transfer of all or a part of a Contract's Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $500 (unless the total value in the Subaccount or the Fixed Account is less than $500, in which case the entire amount may be transferred). LBVIP reserves the right to limit the number of transfers in any Contract Year, provided that at least two such transfers each Contract Year will always be allowed. For Contracts issued in the state of Texas, the maximum number of transfers allowed in any Contract Year is twelve. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary. After the Maturity Date, the Contract Owner may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts. See "THE CONTRACTS--Transfers".

Charges and Deductions

The following charges and deductions are made in connection with the
Contracts:

Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expense is deducted from premiums at the time premiums are paid. However, if a Contract is surrendered in whole or in part before it has been in force for six full Contract Years, a surrender charge is deducted from the amount surrendered; provided that in each Contract Year, a Contract Owner may surrender without a surrender charge up to 10% of a Contract's Accumulated Value existing at the time the first surrender is made in that Contract Year. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year. In no event will the total surrender charge on any one Contract exceed 6 1/2% of total gross premiums paid under the Contract. The surrender charge will also be deducted at the time annuity payments begin if the Maturity Date occurs during the first six full Contract Years except as set forth under the heading "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)".

Administrative Charge. On each Contract Anniversary prior to and including the Maturity Date, LBVIP deducts an annual administrative charge of $30 from the Accumulated Value of each Contract. (This charge will be lower to the extent legally required in some states.) No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000.

Mortality and Expense Risk Charge. LBVIP deducts a daily mortality and expense risk charge to compensate LBVIP for assuming certain mortality and expense risks. The charge is deducted from the net assets of the Variable Account. The charge is currently in an amount equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and approximately 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. This charge is guaranteed not to increase above an annual rate of 1.25%.

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Fund.

Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or
(ii) application of the Accumulated Value to a settlement option at the Maturity Date.

For a more detailed description of these charges and deductions, see "CHARGES AND DEDUCTIONS".

Annuity Provisions

The Contract Owner may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. The Contract Owner may also elect to receive a single sum by surrendering the Contract on the Maturity Date and paying any applicable surrender charge. See "ANNUITY PROVISIONS".

Federal Tax Status

For a description of the Federal income tax status of annuities, see "FEDERAL TAX STATUS -- Taxation of Annuities in General". Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is includable in gross income.

Condensed Financial Information

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

Selected data for Accumulation Units outstanding throughout the period ending December 31:



                                                             Growth Subaccount
                                                           ----------------------
                                 1994         1993         1992        1991        1990        1989      1988
                               ------       ------       ------      ------      ------      ------    ------
Accumulation Unit Value:
Beginning of period            $19.04       $17.49       $16.34      $11.70     $12.070      $9.671   $10.000*
End of period                   17.95        19.04        17.49       16.34       11.70      12.070     9.671
Number of Accumulation
Units outstanding at
end of period              34,921,280   26,757,458   12,462,929   5,373,171   2,596,180   1,125,739   165,584

                                                              High Yield Subaccount
                                                           --------------------------
                                 1994         1993         1992        1991        1990        1989      1988
                               ------       ------       ------      ------      ------      ------    ------
Accumulation Unit Value:
Beginning of period            $19.71       $16.21       $13.66      $10.21     $10.709     $10.503   $10.000*
End of period                   18.64        19.71        16.21       13.66       10.21      10.709    10.503
Number of Accumulation
Units outstanding at
end of period              28,230,326   21,866,400    9,227,427   3,720,209   2,148,885   1,490,329   248,206

                                                                    Income Subaccount
                                                              ----------------------
                                 1994         1993         1992        1991        1990        1989      1988
                               ------       ------       ------      ------      ------      ------    ------
Accumulation Unit Value:
Beginning of period            $17.05       $15.43       $14.29      $12.06     $11.402     $10.275   $10.000*
End of period                   16.07        17.05        15.43       14.29       12.06      11.402    10.275
Number of Accumulation
Units outstanding at
end of period              34,668,366   32,678,803   16,151,473   6,753,120   3,405,565   1,573,113   208,911

                                                              Money Market Subaccount
                                                         --------------------------------
                                 1994         1993         1992        1991        1990       1989      1988
                               ------       ------       ------      ------      ------     ------     ------
Accumulation Unit Value:
Beginning of period              1.33         1.30        $1.27       $1.21      $1.137     $1.054    $1.000*
End of period                    1.36         1.33         1.30        1.27        1.21      1.137      1.054
Number of Accumulation
Units outstanding at
end of period              23,631,217   17,939,270   19,709,050  15,364,799  13,983,957  6,831.477  1,708,264
----------

*Commencing January 4, 1988, the date the Registration Statement for the Variable Account was declared effective.

The financial statements of LBVIP are also contained in the Statement of Additional Information.

Calculation of Performance

From time to time the Variable Account advertises the Money Market Subaccount's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The annualized current yield and effective yield for the seven-day base period ended March 31, 1995, was 4.67% and 4.78%, respectively. For more information, see the Statement of Additional Information.

Also, the Variable Account may advertise for the Subaccounts other than the Money Market Subaccount a yield quotation based on a 30-day (or one month) period computed by dividing the net investment income per Accumulation Unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period. The current yield for the 30-day based period ended March 31, 1995 for the High Yield Subaccount was 9.50%. The current yield for the same 30-day base period for the Income Subaccount was 5.96%. For more information, see the

Statement of Additional Information.

From time to time, LBVIP may advertise the average annual total return quotations for the Subaccounts for the 1, 5 and 10-year periods computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods that would equate the initial amount invested to the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods. If the assumed investment was made less than 10 years from the date of the quotation, the total return from the date of such investment will be given.

The average annual total returns for the 1, 3 and 5-year periods through March 31, 1995 and for the period from commencement of operations through March 31, 1994 for the Subaccounts are as follows:

                                                                 Commencement
                                    1 Year    3 Year   5 Year   of Operations
                                     -----    ------   ------   --------------
Growth Subaccount (3/8/88)           2.08%*    5.57%    10.36%      9.96%*
High Yield Subaccount (3/8/88)      -4.69%*    8.37%*   13.11%*     9.97%*
Income Subaccount (3/8/88)          -2.72%*    4.22%*    7.78%*     7.61%*
Money Market Subaccount (2/18/88)    2.04%*    1.23%*    3.22%*     4.62%*

*Does not include the annual administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000. Assumes applicable sales charge upon surrender. Premium taxes may apply depending on various states' laws.

Average annual total return quotations assume a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time with the quoted periods. For more information, see the Statement of Additional Information.

The Variable Account's performance reported from time to time in advertisements and sales literature may be compared with that of other insurance company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Morningstar, Inc., VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE, LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORECASTER, NEWSWEEK, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

                LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT
                                AND THE FUND

LBVIP and Lutheran Brotherhood

The Contracts are issued by LBVIP. LBVIP, organized in 1982, is a stock life insurance company incorporated under the laws of the State of Minnesota. LBVIP is currently licensed to transact life insurance business in 42 states and the District of Columbia.

LBVIP is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society owned by and operated for its members. Lutheran Brotherhood was founded in 1917 under the laws of the State of Minnesota, and at the end of 1994 had total assets of approximately $9.4 billion.

Lutheran Brotherhood has invested approximately $120.8 million in LBVIP, to help LBVIP meet capitalization requirements of various states, and may invest additional amounts in LBVIP in the future (though it is not currently legally obligated to do so). The assets of Lutheran Brotherhood do not support the benefits payable under the Contracts described in this Prospectus.

LBVIP is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP submits annual reports on its operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. LBVIP is also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of LBVIP, established by the Board of Directors of LBVIP in 1987 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. LBVIP has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by LBVIP, and LBVIP is not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business LBVIP may conduct. LBVIP may transfer to its general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of LBVIP's other income, gains or losses. LBVIP may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.

Each Contract Owner may allocate the premiums paid under the Contract to one or more of the four Subaccounts of the Variable Account -- the Growth Subaccount, the High Yield Subaccount, the Income Subaccount and the Money Market Subaccount. The assets of each such Subaccount will be invested in the corresponding Portfolio (the Growth Portfolio, the High Yield Portfolio, the Income Portfolio or the Money Market Portfolio) of the Fund. The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

Shares of the Fund purchased by each Subaccount of the Variable Account will be held by LBVIP as custodian for the Variable Account.

The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts. Shares of the Fund will be sold to other insurance company separate accounts of LBVIP and separate accounts of its indirect parent, Lutheran Brotherhood ("LB"), and the Fund may in the future create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and LB to invest simultaneously in the Fund, although LBVIP does not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by the contract owners from the different separate accounts. In addition, if LBVIP believes the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, it will take appropriate action on its own.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a "mutual fund"). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. Shares of the Fund may be sold to other separate accounts, and the Fund may in the future create new Portfolios.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for LBVIP to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Fund receives investment advice with respect to each of its Portfolios from LB, which acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. Lutheran Brotherhood Research Corp. ("LBRC"), an indirect subsidiary of Lutheran Brotherhood, acted as investment adviser to the Fund until January 1994, when it was replaced by LB. LBRC provided investment advisory services to the Fund using personnel and services provided by LB. The identical personnel that performed the investment advisory services for LBRC are performing the same investment advisory services for LB. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of
 .40% of the aggregate average daily net assets of the Fund, as described in the accompanying current Prospectus for the Fund.

The Fund has entered into an Investment Advisory Agreement with LB under which LB will, subject to the direction of the Board of Directors of the Fund, carry on the day-to-day management of the Fund, and provide advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions. LB also furnishes at its own expenses all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, all of its own expenses, including, without limitation, the compensation of the directors who are not affiliated with LB or its affiliates, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and keeping of books and calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. LB and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses and all other expense associated with operating the Fund pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund and LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay those operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

Each Contract Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying Prospectus for the Fund, which should be carefully read together with this Prospectus.

Addition, Deletion or Substitution of Investments

LBVIP reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in LBVIP's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, LBVIP may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. LBVIP will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

LBVIP also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, LBVIP may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by LBVIP.

If any of these substitutions or changes are made, LBVIP may by appropriate endorsement change the Contract to reflect the substitution or change. If LBVIP deems it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other LBVIP separate accounts.

                                THE CONTRACTS

Issuance of a Contract

In order to purchase a Contract, application must be made to LBVIP through a licensed LBVIP Representative, who is also a registered representative of LBSC. LBVIP is offering Contracts only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. Contracts may be sold to or in connection with retirement plans which may or may not be Qualified Plans. LBVIP reserves the right to reject an application for any reason permitted by law.

The minimum amount LBVIP will accept as an initial premium is $600 on an annualized basis. For Contracts issued in the state of Texas, the minimum amount LBVIP will accept as an initial premium is $5,000. LBVIP may, however, in its sole discretion, waive such minimum initial premium requirements. Subsequent premiums may be paid under the Contracts, but LBVIP may choose not to accept any subsequent premium if it is less than $50.

Free Look Period

The Contract provides for an initial "free look" period. The Contract Owner has the right to return the Contract within 10 days after such Contract Owner receives the Contract. When LBVIP receives the returned Contract at its Home Office, it will be cancelled and LBVIP will refund to the Contract Owner an amount equal to the sum of (i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP Representative from whom the Contract was purchased) plus (ii) the amount of any charges made for premium taxes plus (iii) the amount attributable to the Contract for mortality and expense risk charges and taxes, if any, deducted from the Variable Account plus (iv) the advisory fees charged by the Fund against the net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccounts of the Variable Account. If, however, applicable state law so requires, the full amount of any premium received by LBVIP will be refunded.

For Contracts issued in Pennsylvania, when LBVIP receives the returned Contract at its Home Office, it will be canceled and LBVIP will refund to the Contract Owner an amount equal to the sum of (i) the difference between the premiums paid and the amount allocated to the Variable and Fixed Accounts plus
(ii) the Accumulated Value on the day the Contract is received by the LBVIP Representative from whom the Contract was purchased.

With respect to individual retirement annuities, under the Employee Retirement Income Security Act of 1974 ("ERISA") a Contract Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the individual retirement annuity is established. If the Contract Owner is furnished with such disclosure statement before the seventh day preceding the date the individual retirement annuity is established, the Contract Owner will not have any right of revocation under ERISA. If the disclosure statement is furnished after the seventh day preceding the establishment of the individual retirement annuity, then the Contract Owner may give a notice of revocation to LBVIP at any time within seven days after the Date of Issue. Upon such revocation, LBVIP will refund the premiums paid by the Contract Owner. The foregoing right of revocation with respect to an individual retirement annuity is in addition to the return privilege set forth in the preceding paragraph, i.e., LBVIP will allow a participant establishing an individual retirement annuity a "ten day free-look", notwithstanding the provisions of ERISA.

Allocation of Premium

Until the date LBVIP approves the Contract Owner's application, the initial premium will be deposited into LBVIP's general account. Interest will be credited on the initial premium held in LBVIP's general account at a rate of interest determined by LBVIP. On the date LBVIP approves the Contract Owner's application, LBVIP will add this accumulation amount to the initial premium and allocate this amount (after deduction of any required premium taxes) among the Subaccount(s) and/or the Fixed Account according to the Contract Owner's instructions. If the Date of Issue and the date of acceptance by LBVIP are the same day, then the initial premium payment will be immediately allocated among the chosen Subaccount(s) and/or Fixed Account according to the Contract Owner's instructions.

This initial premium allocation procedure is designed as a way to give the Contract Owner interest on the initial premium from the Date of Issue to the date LBVIP approves the Contract Owner's application, with the interest payment being paid by LBVIP. Other Contract Owners' interests will not be adversely affected by this initial premium allocation procedure, because LBVIP, and not the existing Contract Owners, will bear any expenses in effecting the procedure, including the expense of crediting the interest accumulations.

If the application is determined to be in good order, LBVIP will allocate the premium payment (after deduction of any required premium taxes) to the chosen subaccount and/or Fixed Account within two days of receipt of the completed application and premium payment. If the application is determined by LBVIP not to be in good order, LBVIP will attempt to complete the application within five business days. If the application is not complete at the end of this period, LBVIP will inform the applicant of the reason for the delay and that the initial premium will be returned immediately unless the applicant specifically consents to LBVIP keeping the initial premium until the application is complete.

The percentages of each premium that may be allocated to any Subaccount of the Variable Account or the Fixed Account must be in whole numbers and the sum of the allocation percentages must be 100%. LBVIP reserves the right to adjust allocation percentages to eliminate fractional percentages. Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP. The allocation proportion for future premiums may, however, be changed without charge at any time by providing LBVIP with Written Notice or by telephone (if the Contract Owner has completed the Telephone Transaction Authorization Form). Premiums paid thereafter will be allocated in the manner provided in such changed instruction, unless another change is subsequently requested.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the Subaccounts and the Contract Owner bears the entire investment risk. Contract Owners should periodically review their allocations of premiums in light of market conditions and the Contract Owner's overall financial objectives.

Accumulated Value; Accumulation Units and Accumulation Unit Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time prior to and including the Maturity Date. A Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any amount of value in the Fixed Account, any premiums paid, any surrenders, and any charges assessed in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined on each Valuation Date. The Contract's Accumulated Value will be the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's Accumulation Unit Value on the relevant Valuation Date by the number of Subaccount Accumulation Units allocated to the Contract, plus any amounts in the Fixed Account.

Determination of Number of Accumulation Units. Any amounts allocated to the Subaccounts will be converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Accumulation Unit Value as of the end of the Valuation Period during which the amount was allocated. The number of Subaccount Accumulation Units in any Subaccount will be increased by
(i) any premiums allocated to the Subaccount during the current Valuation Period, and (ii) any Accumulated Value transferred to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period. The number of Subaccount Accumulation Units in any Subaccount will be decreased by (i) any Accumulated Value transferred from the Subaccount to another Subaccount or to the Fixed Account during the current Valuation Period, (ii) the amount of any partial surrender (including any related surrender charge and any charge for premium taxes) during the current Valuation Period, and (iii) any administrative charge taken from the Subaccount during the current Valuation Period.

In computing the Contract's Accumulated Value, the number of Subaccount Accumulation Units allocated to the Contract is determined after any Contract transactions on the Valuation Date that would affect the number of Subaccount Accumulation Units (see the immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Accumulation Unit Value. The Accumulation Unit Value for a Subaccount is calculated on each Valuation Date by dividing (1) by (2), where

(1) is the net result of:

(a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

(b) the amount of any dividend or capital gain distribution declared by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(c) a charge or credit for any taxes reserved which LBVIP determines to be a result of the investment operation of the Portfolio, minus

(d) the mortality and expense risk charge (see "CHARGES AND DEDUCTIONS-- Mortality and Expense Risk Charge") for each day during the current Valuation Period (a current charge of .003014%, but never to exceed .003425%, of the net assets for each day during the current Valuation Period), and

(2) is the number of Accumulation Units for the Subaccount attributable to all Contracts, including Accumulation Units held as reserves.

The Accumulation Unit Value for each Accumulation Unit of the Income Subaccount, the Growth Subaccount and the High Yield Subaccount was arbitrarily set initially at $10 and for each Accumulation Unit of the Money Market Subaccount was arbitrarily set initially at $1.

Death Benefit Before the Maturity Date

If the Annuitant, who is the Contract Owner unless another owner is named in the application, dies before the Maturity Date, the Beneficiary will be entitled to receive a death benefit under the Contract calculated on the later of (a) the date LBVIP receives proof of the Annuitant's death and (b) the date LBVIP receives a written request from the Beneficiary for either a single sum payment or a settlement option. If no such request is made within one year from the date of the Annuitant's death, the Beneficiary will be deemed to have requested a single sum payment. Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death. (If the Beneficiary is the spouse of the deceased Contract Owner, such spouse may, to the extent permitted by law, elect to continue the Contract in force, in which case such spouse shall become and be treated as the Annuitant.)

Amount of Death Benefit. If a death benefit has become payable under a Contract as described above, the amount of the death benefit will be the greatest of (i) the Accumulated Value calculated on the later of the date LBVIP receives the proof of death and the written request referred to above,
(ii) the sum of the premiums received by LBVIP under the Contract to the date of such receipt, less any previous partial surrenders (including any applicable charges); and (iii) the Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of premiums received by LBVIP since that date, less the amount of any partial surrenders since then (including any applicable charges).

Manner of Payment -- Contracts Not Issued in Connection with Certain Qualified Plans. If the Contract in question was not issued in connection with a Qualified Plan under Section 401(a), 403(a), 403(b), 408 or 457 of the Internal Revenue Code, the following rules govern the manner of payment of the death benefit if the Annuitant dies before the Maturity Date:

(a) if a single sum is requested, the death benefit will be paid within seven days after the day LBVIP receives the proof of death and written request referred to above under "Amount of Death Benefit"; or

(b) if a settlement option is requested, (i) it must be a settlement option that the Contract Owner could have selected before the Maturity Date, and (ii) the settlement option must provide that the entire amount due under the Contract will be distributed (1) within five years from the date of death, or
(2) over the life of the Beneficiary or for a period not in excess of the Beneficiary's life expectancy, provided that the distributions must begin within one year from the date of death.

Manner of Payment -- Contracts Issued in Connection with Qualified Plans. If the Contract in question was issued in connection with a Qualified Plan other than one qualified under Section 401(a), 403(a), 403(b), 408 or 457 of the Internal Revenue Code, certain restrictions on the manner of payment of the death benefit prior to the Maturity Date, similar to those described above under "Manner of Payment -- Contracts Not Issued in Connection with Certain Qualified Plans", are applicable. The manner of payment of such death benefit under a Contract issued in connection with a Qualified Plan under Section 401(a), 403(a), 403(b), 408 or 457 of the Internal Revenue Code will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Maturity Date

If the Annuitant dies after the Maturity Date, the death benefit shall be as stated in the settlement option in effect, provided, however, that death benefit payments must be paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. With respect to a Contract issued in connection with a Qualified Plan other than one qualified under Section 401(a), 403(a), 403(b), 408 or 457 of the Internal Revenue Code, certain additional restrictions on the manner of payment of the death benefit after the Maturity Date, similar to those described above under "Death Benefit Before the Maturity Date -- Manner of Payment -- Contracts Not Issued in Connection with Certain Qualified Plans", are also applicable.

Surrender (Redemption)

If a Written Notice from the Contract Owner requesting a surrender is received by LBVIP on or before the Maturity Date, all or part of the Accumulated Value will be paid to the Contract Owner after deducting any applicable surrender charge and any applicable premium tax (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)").

A surrender will take place at the end of the Valuation Period during which the requirements for surrender are completed and payment will be made within seven days after such surrender. If a surrender is partial, the surrender payments will be taken proportionately from all Subaccounts and the Fixed Account on a basis that reflects their proportionate percentage of the Accumulated Value. The Contract Owner may select a different allocation basis with LBVIP's approval. Partial surrenders must be for at least $500, and may be requested only if the remaining Accumulated Value is not less than $1,000 ($5,000 for Contracts issued in the state of Texas).

Except for Contracts issued in the state of Texas, LBVIP may cancel the Contract on any Contract Anniversary if (a) the Accumulated Value after all charges is less than $1,000 and no premium payments have been made under the Contract within the last 24 months or (b) the Accumulated Value as of the Contract Anniversary is less than the administrative charge (see "CHARGES AND DEDUCTIONS--Administrative Charge"). LBVIP will notify the Contract Owner 60 days before such Contract Anniversary and provide the Contract Owner the minimum dollar amount required to keep the Contract in force. Failure to make sufficient payment will result in cancellation of the Contract on the Contract Anniversary. If such Contract Anniversary is not a Valuation Date, then the Accumulated Value will be determined on the next Valuation Date. Upon cancellation under (a) above, LBVIP will pay the Contract Owner the Accumulated Value as of such Valuation Date.

After the Maturity Date, certain of the available settlement options (those that do not involve a life contingency) also permit surrenders by the Contract Owner. In such cases, the amount available for surrender is the commuted value of any unpaid annuity installments, computed on the basis of the assumed interest rate incorporated in such annuity installments. However, a surrender charge is deducted at the time of annuitization if these settlement options are selected (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge").

Consideration should be given to the tax implications of a surrender prior to making a surrender request. See "FEDERAL TAX STATUS--Taxation of Annuities in General".

Transfers

On or before the Maturity Date, the Contract Owner may request by Written Notice (or by telephone if the Contract Owner has completed the Telephone Transaction Authorization Form) the transfer, subject to any conditions the Portfolio whose shares are involved may impose, of all or a part of a Contract's Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account. The transfer will be made by LBVIP without charge on the day Written Notice (or telephonic instructions) requesting such transfer is received by LBVIP. To accomplish the transfer from the Variable Account, the Variable Account will surrender Accumulation Units in the particular Subaccounts and reinvest that value in Accumulation Units of other particular Subaccounts and the Fixed Account as directed in the request. The total amount transferred each time must be at least $500 (unless the total value in a Subaccount of the Variable Account or the Fixed Account is less than $500, in which case the entire amount may be transferred). LBVIP reserves the right to limit the number of transfers in any Contract Year, provided that at least two such transfers each Contract Year will always be allowed. For Contracts issued in the state of Texas, the maximum number of transfers allowed in any Contract Year is twelve. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one during each Contract Year and must be made on or within 45 days after a Contract Anniversary. To accomplish a transfer from the Fixed Account, the Fixed Account will surrender Accumulated Value from the Fixed Account and reinvest that value in Accumulation Units of particular Subaccounts of the Variable Account as directed in the request.

After the Maturity Date, the Contract Owner may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts.

Telephone Transfers

Telephone transfers are available when the Contract Owner completes the Telephone Transaction Authorization Form. If the Contract Owner elects to complete the Telephone Transaction Authorization Form, the Contract Owner thereby agrees that LBVIP, its agents and employees will not be liable for any loss, liability cost or expense when LBVIP, its agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after the Contract Owner has completed the Telephone Transaction Authorization Form, is later determined not to have been made by the Contract Owner or was made without the Contract Owner's authorization, and a loss results from such unauthorized instruction, the Contract Owner bears the risk of this loss. LBVIP will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event LBVIP does not employ such procedures, LBVIP may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service -- Dollar Cost Averaging

LBVIP administers a dollar cost averaging program which enables a Contract Owner to pre-authorize a periodic exercise of the transfer rights described above. A Contract Owner entering into a dollar cost averaging agreement will instruct LBVIP to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the three other Subaccounts or to the Fixed Account as specified by the Contract Owner until the amount in the Money Market Subaccount is exhausted or the agreement is terminated by the Contract Owner. The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccounts or the Fixed Account investment option, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from LBVIP.

Assignments

If the Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than LBVIP.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as Collateral.

LBVIP shall not be bound by any sale, assignment, pledge or transfer until Written Notice thereof is actually received by LBVIP at its Home Office and shall not be responsible for the validity of any sale, assignment, pledge or transfer. Any payments made or actions taken by LBVIP before LBVIP actually receives Written Notice shall not be affected by the sale, assignment, pledge or transfer.

Considerations should be given to the tax implications of an assignment. See "FEDERAL TAX STATUS--Taxation of Annuities in General".

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named as the Contract Owner in the application for the Contract, the Annuitant is the Contract Owner and may exercise all of the Contract Owner's rights under the Contract.

The Contract Owner may name a Beneficiary to receive the death benefit payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The Contract Owner may change the Beneficiary by giving LBVIP Written Notice of the change, but the change shall not be effective until actually received by LBVIP at its Home Office. Upon receipt by LBVIP of a notice of change, it will be effective as of the date it was signed but shall not affect any payments made or actions taken by LBVIP before LBVIP received the Written Notice, and LBVIP shall not be responsible for the validity of any change.

                           CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General. No charge for sales expense is deducted from premiums at the time premiums are paid. However, within certain time limits described below a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin. In the event surrender charges are not sufficient to cover sales expenses, the loss will be borne by LBVIP; conversely, if the amount of such charges proves more than enough, the excess will be retained by LBVIP (see "Sufficiency of Charges" below). LBVIP does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.

If a Contract is surrendered in whole or in part before it has been in force for six full Contract Years, a surrender charge is deducted from the amount surrendered; provided that in each Contract Year, a Contract Owner may surrender without a surrender charge, up to 10% of a Contract's Accumulated Value existing at the time the first surrender is made in that Contract Year. For example, if a total surrender is made during a Contract Year in which a partial surrender has been made, the Contract Owner may surrender free of charge an amount equal to 10% of the Accumulated Value of the Contract at the time of the partial surrender less the total of the partial surrender to which no charge was applied. This right is not cumulative from Contract Year to Contract Year. In the event that a surrender is made in excess of the amount which may be surrendered free of charge, only the excess (the "Excess Amount") will be subject to a surrender charge.

The charge is applied as a percentage of the Excess Amount surrendered, but in no event will the total surrender charge on any one Contract exceed a maximum limit of 6 1/2% of total gross premiums paid under the Contract. Such total charge equals the aggregate of all applicable surrender charges for total and partial surrenders, including any charges deducted at the time annuity payments begin (as described below).

Charges for Total and Partial Surrenders. If a Contract is surrendered, in whole or in part, while the Contract is in force and on or before the Maturity Date, a surrender charge is imposed on the Excess Amount of such surrender if such surrender occurs before the Contract has been in force for six full Contract Years as follows:

     Contract Year in which
       Total or Partial                  Charge as Percentage of
       Surrender Occurs                 Excess Amount Surrendered*
     -----------------------            -------------------------
          1                                        6%
          2                                        5
          3                                        4
          4                                        3
          5                                        2
          6                                        1
          7 and after                              0
____________________

* Although the charge as a percentage of excess amount surrendered decreases from 6% to 0 over time, the actual aggregate amount of surrender charge deducted may be up to the 6 1/2% of total gross premiums paid maximum limit described above.

For purposes hereof, the amount surrendered is equal to the amount of the surrender request, and the amount received by the Contract Owner is equal to the amount of the surrender request less the applicable surrender charge and any withholding and premium tax if applicable.

No surrender charge is deducted if the surrender occurs after expiration of the time period applicable to such charge as shown in the table above.

Surrender charges otherwise payable will be waived with respect to surrenders made by the Contract Owner when the Annuitant is totally disabled (as defined in the Contract).

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn (see "FEDERAL TAX STATUS--Taxation of Annuities in General").

Charge at the Time Annuity Payments Begin. Generally, at the time annuity payments begin, a surrender charge as described above will apply. Such charge is the same as that which would apply had the Contract been fully surrendered on the Maturity Date, taking into account the 10% free surrender provision described above and subject to the maximum 6 1/2% limitation described above. If, however, the Contract Owner has chosen a settlement option providing an income for a fixed period (e.g., Option 3V described under "ANNUITY PROVISIONS--Settlement Options"), for any surrender made more than three years after the Date of Issue, no surrender charge will be deducted from the portion of Accumulated Value surrendered provided that payments under such a settlement option will be made for at least five years and that proceeds may not be withdrawn. This surrender charge will be waived if the Annuitant is totally disabled (as defined in the Contract) on the Maturity Date. No further surrender charge is deducted with respect to surrenders during the annuity period under such a settlement option.

No surrender charge is imposed at the time of annuitization (if annuitization occurs more than three years after the Date of Issue) if a settlement option involving a life income with a guaranteed period is chosen (e.g., Option 4V described under "ANNUITY PROVISIONS--Settlement Options"), but surrenders are not permitted during the annuity period under such a settlement option.

Administrative Charge

On each Contract Anniversary prior to and including the Maturity Date, LBVIP deducts from the Accumulated Value, proportionately from the Subaccounts and the Fixed Account that make up such Accumulated Value, an annual administrative charge of $30 to reimburse LBVIP for administrative expenses relating to the Contract, the Variable Account and the Subaccounts. (This charge will be lower to the extent legally required in some states.) Subject to LBVIP's approval, the Contract Owner may specify a different allocation for the administrative charge. No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000. LBVIP does not expect to make a profit on this charge. No administration charge is payable during the annuity period.

Mortality and Expense Risk Charge

The variable annuity payments made to Annuitants will vary in accordance with the investment experience of the Subaccounts selected by the Contract Owner. However, neither such variable annuity payments, nor fixed annuity payments if fixed annuity payments have been selected, will be affected by the mortality experience (death rate) of persons receiving annuity payments. LBVIP assumes this "mortality risk" and has guaranteed the annuity rates incorporated in the Contract, which cannot be changed. LBVIP also assumes the mortality risk that Beneficiaries of Contract Owners or Annuitants dying before the Maturity Date may receive amounts in excess of the then current Accumulated Value (see "THE CONTRACTS--Death Benefit Before the Maturity Date"). In addition, LBVIP will not increase charges for administrative expenses regardless of its actual expenses.

To compensate LBVIP for assuming such mortality and expense risks, LBVIP deducts a daily mortality and expense risk charge from the average daily net assets in the Variable Account. LBVIP has determined that a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of each Subaccount in the Variable Account would be reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose a daily mortality and expense risk charge in an amount that is equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and approximately 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. The mortality and expense risk charge is guaranteed not to increase above an annual rate of 1.25%.

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk undertaken by LBVIP, LBVIP will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, the excess will be profit to LBVIP and would be available for any proper corporate purpose including, among other things, payment of sales expenses. See "Sufficiency of Charges" below.

Investment Advisory Fee of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Fund. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND--LB Series Fund, Inc.", and the accompanying current Prospectus for the Fund.

Premium Taxes

A charge may be deducted for taxes attributable to premiums. Various states and other governmental entities levy a premium tax, currently ranging from 1% to 3.5%, on annuity contracts issued by insurance companies. If premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or (ii) application of the Accumulated Value to a settlement option at the Maturity Date.

The current premium tax rates are a guide only and should not be relied on to determine actual premium taxes on any premium payment or Contract because the taxes are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes. The timing of tax levies also varies from one taxing authority to another. Consequently, in many cases the purchaser of a Contract will not be able to accurately determine the premium tax applicable to the Contract by reference to the state tax rates described above. See "Appendix B- -State Premium Tax Chart" in the Statement of Additional Information.

Other Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. LBVIP may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to LBVIP. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX STATUS--LBVIP's Tax Status".

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, the loss will be borne by LBVIP. Any such expenses borne by LBVIP will be paid out of its general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, the excess will be retained by LBVIP.

                             ANNUITY PROVISIONS

Maturity Date

The Contract Owner selects the Maturity Date, which must be a Contract Anniversary at least three years after the date on which the Contract was issued, when making application for the Contract. The Contract Owner may change a Maturity Date selection by Written Notice received by LBVIP at least 30 days before both the Maturity Date currently in effect and the new Maturity Date. The new date selected must satisfy the requirements for a Maturity Date.

For a Contract issued in Pennsylvania on or after March 11, 1991, the following requirements for maximum maturity ages of the Contract will be used. Maturity age is the last birthday of the Annuitant on the Contract Anniversary on or immediately prior to the Maturity Date.

               PENNSYLVANIA MAXIMUM MATURITY AGES

            Age on                             Maximum
       Date of Issue                         Maturity Age
      ---------------                       --------------
        70 or less                               85
        71 - 75                                  86
        76 - 80                                  88
        81 - 85                                  90
        86 - 90                                  93
        91 - 93                                  96
        94 - 95                                  98
        96                                       99

Settlement Options

The Contract Owner may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity payments will be guaranteed as to minimum dollar amount. See APPENDIX -- MORE INFORMATION ABOUT THE FIXED ACCOUNT. The Contract Owner may also change a choice of settlement option by Written Notice received by LBVIP at least 30 days before the Maturity Date.

The following variable annuity settlement options are generally available under the Contract:

Option 3V--Income for a Fixed Period. Income for a fixed number of years will be paid, not to exceed 30.

Option 4V--Life Income with Guaranteed Period. Income will be paid for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the named Beneficiary to the end of that period. A period of 10 or 20 years may be selected. After the first payment is made, this option may not be revoked or changed.

Payments may be made under any other settlement option suggested by the Contract Owner that is agreed to by LBVIP.

LBVIP also provides fixed annuity options, which are not described here. Any one of the variable annuity options or any one of the fixed annuity options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed annuity options.

If no valid selection of a settlement option has been made by the Maturity Date, the Life Income with 10-Year Guarantee Period fixed annuity settlement option shall be automatically effective.

It should be noted that under a settlement option providing an income for a fixed period (e.g., Option 3V described above), for any surrender made more than three years after the Date of Issue, no surrender charge will be deducted from the portion of Accumulated Value surrendered, provided that payments under such settlement option will be made for at least five years and that proceeds may not be withdrawn. No surrender charge is imposed at the time of annuitization (if annuitization occurs more than three years after the Date of Issue) under a settlement option providing a life income with a guaranteed period (e.g., Option 4V above). Surrenders after the Maturity Date are permitted only in connection with settlement options that do not involve a life contingency (see "THE CONTRACTS--Surrender (Redemption)").

The Contract Owner may elect the receipt of a single sum, rather than payment pursuant to annuity settlement options, by surrendering the Contract in full on the Maturity Date. In such case, a surrender charge will be deducted from the Accumulated Value of the Contract if the Maturity Date occurs at any time during the surrender charge period, taking into account the 10% free surrender provision and subject to the maximum 6 1/2% limitation described under "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)".

Frequency and Amount of Annuity Payments

Annuity payments under a settlement option will be paid as monthly installments, unless the Contract Owner and LBVIP agree to a different payment schedule. However, if the Accumulated Value at the Maturity Date is less than $2,000, LBVIP may pay the Accumulated Value in a single sum and the Contract will be canceled. Also, if annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, LBVIP may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

The amount of the first variable annuity payment (and, in the case of fixed annuities, the amount of subsequent payments) is determined by applying the Accumulated Value to be applied to the settlement option at the Maturity Date, less any premium tax due (see "CHARGES AND DEDUCTIONS--Premium Taxes") and any surrender charge due (see "Settlement Options" above), to the annuity table in the Contract for the settlement option selected. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount in accordance with the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment, determined as set forth above, is divided by the Annuity Unit Value as of the Maturity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value (see "Subaccount Annuity Unit Value" below) with respect to such Subaccount at the end of the last Valuation Date of the period with respect to which the payment is due. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the foregoing procedure is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under such tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. LBVIP guarantees that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

The value of an Annuity Unit is determined independently for each Subaccount.

For each Subaccount, the Annuity Unit Value on any Valuation Date is determined by multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Date by the net investment factor for the Valuation Date for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor which offsets the effect of the assumed investment earnings rate of 3 1/2% per annum which is assumed in the annuity tables contained in the Contract.

The net investment factor for each Subaccount for a Valuation Date is determined by dividing the value of an Accumulation Unit for the applicable Subaccount as of the end of the current Valuation Period by the value of an Accumulation Unit for the applicable Subaccount as of the end of the immediately preceding Valuation Period.

Assumed Investment Rate

A 3 1/2% assumed investment rate is built into the annuity tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate were at the annual rate of 3 1/2%, the annuity payments would be level.

                            GENERAL PROVISIONS

Postponement of Payments

General. LBVIP may defer payment of any surrender and annuity payment amounts, or death benefit amounts that are in the Variable Account if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt

Except as otherwise stated herein, the date of receipt by LBVIP of any Written Notice, premium payment, telephone instruction or other communication is the actual date it is received at LBVIP's Home Office in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Reports to Contract Owners

LBVIP will mail each Contract Owner, at such Contract Owner's last known address of record, at least annually after the first Contract Year, a report containing the Accumulated Value or current value of the Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law or regulation.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to LBVIP at its Home Office, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

                             FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract's Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends upon the tax status of such person and, if the Contract is purchased under a retirement plan, upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on LBVIP's understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. LBVIP does not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

LBVIP's Tax Status

LBVIP is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Although the Variable Account is not a separate entity from LBVIP and its operations form a part of LBVIP, the Code in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account meet such requirements, LBVIP anticipates no tax liability resulting from the contracts, and consequently no reserve for income taxes is currently charged against, or maintained by LBVIP with respect to, the Contracts.

LBVIP may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the cost basis of the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity. Such taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in an additional tax of 10% of the amount of the distribution which is includable in gross income. The penalty tax will not apply if the distribution is made as follows:

(1) in connection with death or disability as described in section 72(q)(2) of the Code;

(2) from certain Qualified Plans;

(3) under a qualified funding trust (commonly referred to as structured settlement plans); or

(4) it is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time of the annuity starting date, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals. The Tax Reform Act of 1986 provides that, except as hereafter noted, a Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes. The income on such a Contract will be taxable in the year received or accrued by the Contract Owner. The provision does not apply if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan or if the Contract is an immediate annuity.

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount includable in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. The total impact of this Section is not clear. It will likely accelerate the recognition of income by a contract owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the ten percent penalty tax.

Qualified Plans

The Contracts are designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contracts in connection therewith.

Tax-Sheltered Annuities. Section 403(b) of the Code permits employers of public school employees and of employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase on behalf of their employees annuity contracts and, subject to certain limitations, have the amount of purchase payments excluded from the employees' gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek qualified advice as to eligibility, limitations on permissible amounts of purchase payments and tax consequences on distribution.

An amendment to Section 403(b) of the Code, adopted pursuant to the Tax Reform Act of 1986, imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b), which will apply to tax years beginning on or after January 1, 1989. The amendment adds a new Section 403(b)(11) that requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made pursuant to a salary reduction agreement may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of hardship (hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purpose of a principal residence, or for paying certain tuition expenses).

A participant in a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to exercise the surrender right, described under the heading "THE CONTRACTS--Surrender (Redemption)", in order to receive Accumulated Value attributable to elective contributions credited under the Contract to such participant after December 31, 1988 unless one of the above-described conditions has been satisfied. The restriction on the right to receive a distribution does not affect the availability of the Accumulated Value credited to the Contract as of December 31, 1988. A participant may, however, be able to transfer Accumulated Value under the Contract to certain other investment alternatives that are available under an employer's Section 403(b) arrangement and that meet the requirements of
Section 403(b).

The restrictions imposed by Section 403(b)(11) of the Code conflict with certain sections of the 1940 Act that are applicable to the Contracts. In this regard, LBVIP is relying on a no-action letter issued by the Office of Insurance Products and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by LBVIP.

H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, which is commonly referred to as "H.R. 10", permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer. Purchasers of the Contracts for use with H.R. 10 plans should seek qualified advice as to the suitability of the proposed plan document and of the Contracts to their specific needs.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity". These individual retirement annuities are subject to limitations on the amount that may be contributed, on the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an individual retirement annuity. When issued in connection with an individual retirement annuity, the Contracts will be specifically amended to conform to the requirements under such plans. Sales of the Contracts for use with individual retirement annuities may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Corporate employers intending to use the Contracts in connection with such plans should seek qualified advice in connection therewith.

Section 457 Plans. Section 457 of the Code permits states, local governments and tax-exempt organizations to establish deferred compensation plans on behalf of their employees. Such plans may permit the purchase of the Contracts to provide benefits under the plans. Employers intending to use the Contracts in connection with such plans should seek qualified advice in connection therewith.

1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by LBVIP without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by LBVIP and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of
Section 1035 are met.

Diversification Requirements

The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified". Section 817(h) of the Code also requires that investments of the Variable Account meet certain diversification requirements stated in Section 817(h)(2) or as may be prescribed by the Treasury Department in regulations. The assets of the Fund will meet the diversification requirements. The Company will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract under Sections 7702 and 817. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. LBVIP will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments.

Also, effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or 403(b) of the Code, that are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; b) distributions for a specified period of 10 years or more; or
c) distributions which are required minimum distributions. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon LBVIP's understanding of current Federal income tax law. LBVIP cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

                         EMPLOYMENT-RELATED BENEFIT PLANS

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by LBVIP will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

                 SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

LBVIP holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the general account of LBVIP. LBVIP maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond providing $10,000,000 coverage for officers and employees and $750,000 coverage for general agents and LBVIP Representatives, both subject to a $100,000 deductible.

                                VOTING RIGHTS

To the extent required by law, LBVIP will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result LBVIP determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to Fund shares attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract's reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which LBVIP does not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by LBVIP in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by LBVIP or its affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of LBVIP and its affiliates having a voting interest in that Portfolio in proportion to each such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

                          SALES AND OTHER AGREEMENTS

Lutheran Brotherhood Securities Corp. ("LBSC"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Lutheran Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties. The Contracts are sold through LBVIP Representatives who are licensed by state insurance officials to sell the Contracts. These LBVIP Representatives are also registered representatives of LBSC. The Contracts are offered in all states where LBVIP is authorized to sell variable annuities.

Compensation of LBVIP Representatives. Commissions and other distribution compensation to be paid to LBVIP Representatives on the sale of Contracts will be paid by LBVIP and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. LBVIP Representatives selling the Contracts will be paid a commission of not more than 3% of the premiums paid on the contracts. Further, LBVIP Representatives may be eligible to receive certain benefits based on the amount of earned commissions.

Service Agreement. Lutheran Brotherhood performs certain investment and administrative duties for LBVIP pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays Lutheran Brotherhood for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Lutheran Brotherhood's personnel and facilities.

Bonding Arrangement. An insurance company blanket bond is maintained providing $10,000,000 coverage for officers and employees of Lutheran Brotherhood, LBVIP and LBSC, and $750,000 coverage for their general agents and LBVIP Representatives, both subject to a $100,000 deductible.



                             LEGAL PROCEEDINGS

LBVIP is not involved in any legal proceedings.

                               LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including LBVIP's right to issue the Contracts thereunder, have been passed upon by James M. Odland, counsel for LBVIP.

                      FINANCIAL STATEMENTS AND EXPERTS

Financial statements of LBVIP and the Variable Account are contained in the Statement of Additional Information.

The financial statements of LBVIP and the Variable Account included in the Statement of Additional Information have been so included in reliance of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                             FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contracts described herein. This Prospectus does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is hereby made for further information concerning the Variable Account, LBVIP and the Contracts. The information so omitted may be obtained from the SEC's principal office located at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the SEC, or examined there without charge. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.


                     STATEMENT OF ADDITIONAL INFORMATION

                             TABLE OF CONTENTS

                                                                Page
Introduction                                                       2
Administration of the Contracts                                    2
Custody of Assets                                                  2
Independent Accountants and Financial Statements                   2
Distribution of the Contracts                                      3
Calculation of Performance                                         3
  Money Market Subaccount                                          3
  Other Subaccounts                                                4
Financial Statements of Variable Account                           7
Comment on Financial Statements of LBVIP                          14
Financial Statements of LBVIP                                     14

               How To Obtain the INDIVIDUAL FLEXIBLE PREMIUM
                     DEFERRED VARIABLE ANNUITY CONTRACT
                     Statement of Additional Information

                     Send this request form to:
                             Lutheran Brotherhood Variable
                             Insurance Products Company
                             P.O. Box 288
                             Minneapolis, MN 55440-9041


Please send me a copy of the most recent INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT SAI.

-----------------------------------------------------------------------------
(Name)                                                            (Date)

-----------------------------------------------------------------------------
(Street Address)

-----------------------------------------------------------------------------
(City)                                           (State)        (Zip Code)



                                  APPENDIX
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the Fixed Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. LBVIP has been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Accumulated Values allocated to the Fixed Account are combined with all the general assets of LBVIP and are invested in those assets chosen by LBVIP and allowed by applicable law. LBVIP allocates the investment income of the Fixed Account to the Contracts covered by the Fixed Account in the amounts guaranteed in such Contracts. Immediately prior to the Maturity Date, the Accumulated Value of the Contract in the Fixed Account is subject to a reduction for any surrender charge or premium taxes, if applicable.

Under the Fixed Account option, LBVIP allocates premium payments to the Fixed Account, guarantees the amounts allocated to the Fixed Account, and pays a declared interest rate. The guaranteed minimum interest credited to the Fixed Account will be at the effective rate of 4% per year, compounded daily. LBVIP may credit interest at a rate in excess of 4% per year; however, LBVIP is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by LBVIP based on information as to expected investment yields. Some of the factors that LBVIP may consider in determining whether to credit interest above 4% to amounts allocated to the Fixed Account, and the amount thereof, are general economic trends, rates of return currently available and anticipated on LBVIP's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDIT TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF LBVIP. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Nonetheless, for any amount allocated or transferred to the Fixed Account, LBVIP guarantees that the initial interest rate will be effective for at least 12 months, and subsequent interest rates will not be changed more often than once every 12 months.

To the extent a fixed annuity payment option is selected by the Contract Owner, Accumulated Value at the Maturity Date will be transferred to the Fixed Account, which supports the insurance and annuity obligations of LBVIP.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.



Insert 1615 LB Series Fund Here.



                           ARBITRATION AGREEMENT

Applications for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood Variable Insurance Products Company (LBVIP) are subject to an Arbitration Agreement between Contract Owners and LBVIP and Lutheran Brotherhood Securities Corp. to submit disputes to arbitration. That agreement reads as follows:

I agree to arbitrate any disputes between Lutheran Brotherhood Variable Insurance Products Company (LBVIP), Lutheran Brotherhood Securities Corp. and me. I specifically agree and recognize that all controversies which may arise between LBVIP, Lutheran Brotherhood Securities Corp., its agents, representatives or employees and me, concerning any transaction, account or the interpretation, performance or breach of this agreement between LBVIP, Lutheran Brotherhood Securities Corp. and me will be determined by arbitration to the full extent provided by law. Such arbitration will be in accordance with the rules then in effect of the National Association of Securities Dealers, Inc.

I further understand and agree that:

1. Arbitration is final and binding on all parties.

2. I am waiving my right to seek remedies in court, including the right to a jury trial.

3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

5. The panel of arbitrators will typically include a minority of arbitrators who are affiliated with the securities industry.

             (This page is not a part of the prospectuses.)


Diversifying Your Variable Annuity

Investments in different asset categories react differently to changes in the economy. The same economic condition that causes one asset to become more valuable may cause another to become less valuable. By diversifying your investment dollars among several categories--fixed income, equities and cash equivalents--you can reduce your overall risk. In addition, investing for the long term allows your assets to weather multiple market cycles, allowing more time for capital appreciation. This reduces the risk of selling the assets for less than your original investment.

Shown below are samples of three diversified portfolios. Each is structured with a different objective in mind. As the investor, it is important for you to determine your primary goals and objectives, and structure your portfolio accordingly.


[PIE CHART GOES HERE
FIGURES READ
High Yield 5%
Growth 25%
Income 55%
Money Market 15%]

CONSERVATIVE
PORTFOLIO

This portfolio has income and preservation of capital as its primary objectives. The allocation to money market instruments would provide stability, while income-oriented investments such as high-quality bonds would provide income. This portfolio should also include growth-oriented and high-yield (junk) bond investments in order to maintain a hedge against inflation.


[PIE CHART GOES HERE
FIGURES READ
Growth 50%
High Yield 10%
Money Market 10%
Income 30%]

MODERATE
PORTFOLIO

The moderate investment port-folio provides a balance of growth and income-oriented investments. This portfolio would experience more volatility than the conservative portfolio due to its higher concentration in growth-oriented and high-yield (junk) bond investments. However, it also provides the investor with greater potential earnings and growth.


[PIE CHART GOES HERE
FIGURES READ
Growth 70%
Money Market 5%
Income 10%
High Yield 15%]

AGGRESSIVE
PORTFOLIO

This portfolio has long-term growth as its primary objective. With the majority of assets invested in growth-oriented investments and high-yield
(junk) bonds, the aggressive investment portfolio would experience the most volatility of our three examples. However, by including both money market instruments and fixed income investments, it has an element of stability that a portfolio invested solely in growth-oriented investments would not have. Over the long term, this portfolio offers the greatest potential return.

This page does not constitute part of the prospectuses.

[6 SOLID BOXES CENTERED HERE]



   BULK RATE
 U.S. Postage
    PAID
   Lutheran
 Brotherhood


No person has been given the authority to give any information or to make any representations other than those contained in these Prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These Prospectuses do not constitute an offer to any person in a state where it is unlawful to make such as offer.


Distributed by Lutheran Brotherhood Securities Corp.


VP 63 (VIP)

[LOGO GOES HERE]